Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	12/31/2020	9/30/2020	12/31/2019
Assets
Loans	$101,185	$103,081	$94,646
Loans held for sale	1,583	1,724	1,334
Securities available for sale	27,556	26,895	21,843
Held-to-maturity securities	7,595	8,384	10,067
Trading account assets	735	733	1,040
Short-term investments	16,194	14,148	1,272
Other investments	621	620	605
Total earning assets	155,469	155,585	130,807
Allowance for loan and lease losses	(1,626)	(1,730)	(900)
Cash and due from banks	1,091	956	732
Premises and equipment	753	765	814
Goodwill	2,664	2,664	2,664
Other intangible assets	188	203	253
Corporate-owned life insurance	4,286	4,274	4,233
Accrued income and other assets	6,812	7,084	5,494
Discontinued assets	699	739	891
Total assets	$170,336	$170,540	$144,988

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$80,427	$80,791	$66,714
Savings deposits	5,913	5,585	4,651
Certificates of deposit ($100,000 or more)	2,733	3,345	6,598
Other time deposits	3,010	3,450	5,054
Total interest-bearing deposits	92,083	93,171	83,017
Noninterest-bearing deposits	43,199	43,575	28,853
Total deposits	135,282	136,746	111,870
Federal funds purchased and securities sold under repurchase agreements	220	213	387
Bank notes and other short-term borrowings	759	818	705
Accrued expense and other liabilities	2,385	2,356	2,540
Long-term debt	13,709	12,685	12,448
Total liabilities	152,355	152,818	127,950

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,281	6,263	6,295
Retained earnings	12,751	12,375	12,469
Treasury stock, at cost	(4,946)	(4,940)	(4,909)
Accumulated other comprehensive income (loss)	738	867	26
Key shareholders’ equity	17,981	17,722	17,038
Noncontrolling interests	—	—	—
Total equity	17,981	17,722	17,038
Total liabilities and equity	$170,336	$170,540	$144,988

Common shares outstanding (000)	975,773	976,205	977,189

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Twelve months ended
	12/31/2020	9/30/2020	12/31/2019	12/31/2020	12/31/2019
Interest income
Loans	$933	$927	$1,046	$3,866	$4,267
Loans held for sale	11	18	17	69	63
Securities available for sale	119	115	137	484	537
Held-to-maturity securities	51	53	63	222	262
Trading account assets	4	3	8	20	32
Short-term investments	4	1	12	18	61
Other investments	3	2	2	6	13
Total interest income	1,125	1,119	1,285	4,685	5,235
Interest expense
Deposits	28	54	201	347	853
Federal funds purchased and securities sold under repurchase agreements	—	—	1	6	2
Bank notes and other short-term borrowings	1	1	4	12	17
Long-term debt	61	64	100	286	454
Total interest expense	90	119	306	651	1,326
Net interest income	1,035	1,000	979	4,034	3,909
Provision for credit losses	20	160	109	1,021	445
Net interest income after provision for credit losses	1,015	840	870	3,013	3,464
Noninterest income
Trust and investment services income	123	128	120	507	475
Investment banking and debt placement fees	243	146	181	661	630
Service charges on deposit accounts	82	77	86	311	337
Operating lease income and other leasing gains	39	38	39	167	162
Corporate services income	63	51	65	228	236
Cards and payments income	97	114	67	368	275
Corporate-owned life insurance income	38	30	39	139	136
Consumer mortgage income	43	51	21	176	63
Commercial mortgage servicing fees	32	18	19	80	77
Other income	42	28	14	15	68
Total noninterest income	802	681	651	2,652	2,459
Noninterest expense
Personnel	661	588	551	2,336	2,250
Net occupancy	75	76	76	298	293
Computer processing	62	59	51	232	214
Business services and professional fees	54	49	54	196	186
Equipment	26	25	25	100	100
Operating lease expense	35	33	32	138	123
Marketing	30	22	27	97	96
FDIC assessment	9	6	8	32	31
Intangible asset amortization	15	15	19	65	89
OREO expense, net	—	(1)	3	8	13
Other expense	161	165	134	607	506
Total noninterest expense	1,128	1,037	980	4,109	3,901
Income (loss) from continuing operations before income taxes	689	484	541	1,556	2,022
Income taxes	114	60	75	227	314
Income (loss) from continuing operations	575	424	466	1,329	1,708
Income (loss) from discontinued operations, net of taxes	7	4	3	14	9
Net income (loss)	582	428	469	1,343	1,717
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$582	$428	$469	$1,343	$1,717

Income (loss) from continuing operations attributable to Key common shareholders	$549	$397	$439	$1,223	$1,611
Net income (loss) attributable to Key common shareholders	556	401	442	1,237	1,620
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.57	$.41	$.45	$1.26	$1.62
Income (loss) from discontinued operations, net of taxes	.01	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.57	.41	.45	1.28	1.63
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.56	$.41	$.45	$1.26	$1.61
Income (loss) from discontinued operations, net of taxes	.01	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.57	.41	$.45	1.27	1.62

Cash dividends declared per common share	$.185	$.185	$.185	$.74	$.71

Weighted-average common shares outstanding (000)	967,987	967,804	973,450	967,783	992,091
Effect of common share options and other stock awards	8,473	6,184	10,911	7,024	10,163
Weighted-average common shares and potential common shares outstanding (000) (b)	976,460	973,988	984,361	974,807	1,002,254

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.